UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Agreement.

On July 25, 2025 N2OFF, Inc., a Nevada corporation (the “Company”), entered into an amendment (the “Amendment”) to the Purchase Agreement, dated May 12, 2025 (the “Purchase Agreement”) with YA II PN, Ltd. (the “Investor”) pursuant to which the Investor committed to advance the Company the aggregate principal amount of $3,000,000, of which (i) up to $1,500,000 will be made available upon the request of the Company which may be made within 60 days following the date a new registration statement has been filed with the Securities and Exchange Commission (the “SEC”) registering the resale of shares issuable pursuant to a Standby Equity Purchase Agreement, dated as of December 22, 2023 (the “SEPA”) between the Company and the Investor, and (ii) up to $1,500,000 will be made available upon the request of the Company which may be made within 60 days following the date that said registration statement is declared effective, with each advance to be evidence by a promissory note issued to the Investor.

The Amendment provides for the issuance by the Company of an additional 574,325 shares of its common stock (or pre-funded warrants for the same number of shares) (the “Additional Commitment Shares”) to the Investor within three business days from the execution of the Amendment. In connection with the Amendment, the Company and the Investor also agreed to revise the promissory notes (the “Revised Notes”) to be issued pursuant to the Purchase Agreement. The Revised Notes reflect extended payment terms and certain other modifications as agreed upon by the parties.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, including a form of the Revised Note and a pre-funded warrant, a copy of which is filed hereto as Exhibit 10.1, and which is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is incorporated herein by reference into this Item 3.02. The Additional Commitment Shares when issued pursuant to the terms of the Amendment will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.

10.1	Amendment to the Purchase Agreement, dated as of July 25, 2025, between N2Off, Inc. and YA II PN, Ltd
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: July 28, 2025	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer